Report of Independent Registered Public Accounting Firm

Park Bridge Lender Services LLC Management

We have examined management of Park Bridge Lender Services LLC’s (the “Company”) assertion that the Company complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB for all transactions for specific pools identified in Exhibit A that are backed by certain commercial mortgage loans for which the Company processed in its capacity as trust advisor or operating advisor (the “Platform”), excluding criteria 1122(d)(1)(i)–1122(d)(1)(v), 1122(d)(2)(i)-1122(d)(2)(vii), 1122(d)(3)(ii)-1122(d)(3)(iv), 1122(d)(4)(i)–1122(d)(4)(vi) and 1122(d)(4)(viii)-1122(d)(4)(xv), which management has determined are not applicable to the activities performed by the Company with respect to the Platform, included in the accompanying Management’s Report on Assessment of Compliance with the Securities and Exchange Commission’s Regulation AB Servicing Criteria dated February 12, 2024 as of and for the year ended December 31, 2023. The Company’s management is responsible for its assertion. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the specified requirements based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the examination to obtain reasonable assurance about whether management’s assertion about compliance with the specified requirements is fairly stated, in all material respects. An examination involves performing procedures to obtain evidence about whether management’s assertion is fairly stated, in all material respects. The nature, timing, and extent of the procedures selected depend on our judgment, including an assessment of the risks of material misstatement of management’s assertion, whether due to fraud or error. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for our opinion.

We are required to be independent and to meet our other ethical responsibilities in accordance with relevant ethical requirements relating to the engagement.

Our examination does not provide a legal determination on the Company’s compliance with the specified requirements.

In our opinion, management’s assertion that the Company complied with the aforementioned applicable servicing criteria included in the accompanying Management’s Report on Assessment of Compliance with Securities and Exchange Commission’s Regulation AB Servicing Criteria dated February 12, 2024 as of and for the year ended December 31, 2023 is fairly stated, in all material respects.

/s/ FORVIS, LLP

Greenville, South Carolina

February 12, 2024

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
3650 2021-PF1	January 01, 2023	to	December 31, 2023
3650R 2022-PF2	January 01, 2023	to	December 31, 2023
AOA 2021-1177	January 01, 2023	to	December 31, 2023
AREIT 2019-CRE3	January 01, 2023	to	December 31, 2023
AREIT 2021-CRE5	January 01, 2023	to	December 31, 2023
AVMT 2018-AVM	January 01, 2023	to	December 31, 2023
BACM 2016-UBS10	January 01, 2023	to	December 31, 2023
BACM 2017-BNK3	January 01, 2023	to	December 31, 2023
BAMLL 2021-JACX	January 01, 2023	to	December 31, 2023
Bancorp 2017-CRE2	January 01, 2023	to	December 31, 2023
Bancorp 2018-CRE3	January 01, 2023	to	December 31, 2023
Bancorp 2018-CRE4	January 01, 2023	to	December 31, 2023
Bancorp 2019-CRE5	January 01, 2023	to	December 31, 2023
BANK 2017-BNK5	January 01, 2023	to	December 31, 2023
BANK 2017-BNK6	January 01, 2023	to	December 31, 2023
BANK 2017-BNK8	January 01, 2023	to	December 31, 2023
BANK 2017-BNK9	January 01, 2023	to	December 31, 2023
BANK 2018-BNK11	January 01, 2023	to	December 31, 2023
BANK 2018-BNK12	January 01, 2023	to	December 31, 2023
BANK 2018-BNK14	January 01, 2023	to	December 31, 2023
BANK 2018-BNK15	January 01, 2023	to	December 31, 2023
BANK 2019-BNK16	January 01, 2023	to	December 31, 2023
BANK 2019-BNK19	January 01, 2023	to	December 31, 2023
BANK 2019-BNK20	January 01, 2023	to	December 31, 2023
BANK 2019-BNK21	January 01, 2023	to	December 31, 2023
BANK 2019-BNK23	January 01, 2023	to	December 31, 2023
BANK 2019-BNK24	January 01, 2023	to	December 31, 2023
BANK 2020-BNK26	January 01, 2023	to	December 31, 2023
BANK 2020-BNK27	January 01, 2023	to	December 31, 2023
BANK 2020-BNK28	January 01, 2023	to	December 31, 2023
BANK 2020-BNK30	January 01, 2023	to	December 31, 2023
BANK 2021-BNK31	January 01, 2023	to	December 31, 2023
BANK 2021-BNK32	January 01, 2023	to	December 31, 2023
BANK 2021-BNK33	January 01, 2023	to	December 31, 2023
BANK 2021-BNK35	January 01, 2023	to	December 31, 2023
BANK 2021-BNK37	January 01, 2023	to	December 31, 2023
BANK 2022-BNK39	January 01, 2023	to	December 31, 2023
BANK 2022-BNK42	January 01, 2023	to	December 31, 2023
BANK 2022-BNK44	January 01, 2023	to	December 31, 2023
BANK 2023-BNK45	February 23, 2023	to	December 31, 2023
BANK 2023-BNK46	August 10, 2023	to	December 31, 2023
BANK5 2023-5YR2	July 11, 2023	to	December 31, 2023
BANK5 2023-5YR4	December 19, 2023	to	December 31, 2023
BBCMS 2017-C1	January 01, 2023	to	December 31, 2023
BBCMS 2018-C2	January 01, 2023	to	December 31, 2023
BBCMS 2019-BWAY	January 01, 2023	to	December 31, 2023
BBCMS 2019-C4	January 01, 2023	to	December 31, 2023

Exhibit A - page 1 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
BBCMS 2020-C7	January 01, 2023	to	December 31, 2023
BBCMS 2021-C11	January 01, 2023	to	December 31, 2023
BBCMS 2021-C9	January 01, 2023	to	December 31, 2023
BBCMS 2022-C14	January 01, 2023	to	December 31, 2023
BBCMS 2022-C16	January 01, 2023	to	December 31, 2023
BBCMS 2022-C18	January 01, 2023	to	December 31, 2023
BBCMS 2023-5C23	December 07, 2023	to	December 31, 2023
BBCMS 2023-C20	July 11, 2023	to	December 31, 2023
BCP 2021-330N	January 01, 2023	to	December 31, 2023
BDS 2020-FL6	January 01, 2023	to	May 18, 2023
BDS 2021-FL8	January 01, 2023	to	December 31, 2023
BDS 2022-FL12	January 01, 2023	to	December 31, 2023
BFLD 2019-DPLO	January 01, 2023	to	December 31, 2023
BFLD 2020-EYP	January 01, 2023	to	December 31, 2023
BFLD 2020-OBRK	January 01, 2023	to	October 16, 2023
BFLD 2021-FPM	January 01, 2023	to	December 31, 2023
BHPT 2019-BXHP	January 01, 2023	to	December 31, 2023
BLOX 2021-BLOX	January 01, 2023	to	December 31, 2023
BLP 2023-IND	February 28, 2023	to	December 31, 2023
BMARK 2018-B1	January 01, 2023	to	December 31, 2023
BMARK 2018-B3	January 01, 2023	to	December 31, 2023
BMARK 2018-B4	January 01, 2023	to	December 31, 2023
BMARK 2018-B6	January 01, 2023	to	December 31, 2023
BMARK 2018-B7	January 01, 2023	to	December 31, 2023
BMARK 2019-B13	January 01, 2023	to	December 31, 2023
BMARK 2019-B15	January 01, 2023	to	December 31, 2023
BMARK 2019-B9	January 01, 2023	to	December 31, 2023
BMARK 2020-B16	January 01, 2023	to	December 31, 2023
BMARK 2020-B18	January 01, 2023	to	December 31, 2023
BMARK 2020-B21	January 01, 2023	to	December 31, 2023
BMARK 2021-B23	January 01, 2023	to	December 31, 2023
BMARK 2021-B24	January 01, 2023	to	December 31, 2023
BMARK 2021-B26	January 01, 2023	to	December 31, 2023
BMARK 2021-B27	January 01, 2023	to	December 31, 2023
BMARK 2021-B29	January 01, 2023	to	December 31, 2023
BMARK 2021-B30	January 01, 2023	to	December 31, 2023
BMARK 2022-B33	January 01, 2023	to	December 31, 2023
BMARK 2022-B34	January 01, 2023	to	December 31, 2023
BMARK 2022-B35	January 01, 2023	to	December 31, 2023
BMARK 2022-B36	January 01, 2023	to	December 31, 2023
BMARK 2023-B38	April 21, 2023	to	December 31, 2023
BMARK 2023-B39	July 18, 2023	to	December 31, 2023
BMARK 2023-V3	August 03, 2023	to	December 31, 2023
BMARK 2023-V4	November 21, 2023	to	December 31, 2023
BMO 2022-C1	January 01, 2023	to	December 31, 2023
BMO 2022-C3	January 01, 2023	to	December 31, 2023
BMO 2023-C5	June 21, 2023	to	December 31, 2023
BMO 2023-C6	August 30, 2023	to	December 31, 2023

Exhibit A - page 2 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
BPR 2021-KEN	January 01, 2023	to	December 31, 2023
BPR 2021-NRD	January 01, 2023	to	December 31, 2023
BPR 2021-TY	January 01, 2023	to	December 31, 2023
BPR 2021-WILL	January 01, 2023	to	December 31, 2023
BPR 2022-OANA	January 01, 2023	to	December 31, 2023
BPR 2022-SSP	January 01, 2023	to	December 31, 2023
BPR 2022-STAR	January 01, 2023	to	December 31, 2023
BPR 2023-STON	December 18, 2023	to	December 31, 2023
BSREP 2021-DC	January 01, 2023	to	December 31, 2023
BWAY 2021-1450	January 01, 2023	to	December 31, 2023
BX 2018-BILT	January 01, 2023	to	December 31, 2023
BX 2018-GW	January 01, 2023	to	December 31, 2023
BX 2019-OC11	January 01, 2023	to	December 31, 2023
BX 2019-XL	January 01, 2023	to	December 31, 2023
BX 2020-VKNG	January 01, 2023	to	December 31, 2023
BX 2021-21M	January 01, 2023	to	December 31, 2023
BX 2021-ACNT	January 01, 2023	to	December 31, 2023
BX 2021-IRON	January 01, 2023	to	December 31, 2023
BX 2021-LGCY	January 01, 2023	to	December 31, 2023
BX 2021-PAC	January 01, 2023	to	December 31, 2023
BX 2021-SDMF	January 01, 2023	to	December 31, 2023
BX 2021-VINO	January 01, 2023	to	December 31, 2023
BX 2021-VOLT	January 01, 2023	to	December 31, 2023
BX 2021-XL2	January 01, 2023	to	December 31, 2023
BX 2022-FOX2	January 01, 2023	to	December 31, 2023
BX 2022-GPA	January 01, 2023	to	December 31, 2023
BX 2022-IND	January 01, 2023	to	December 31, 2023
BX 2022-LP2	January 01, 2023	to	December 31, 2023
BX 2022-PSB	January 01, 2023	to	December 31, 2023
BX 2022-WSS	January 01, 2023	to	December 31, 2023
BX 2023-VLT2	June 06, 2023	to	December 31, 2023
BX 2023-XL3	December 21, 2023	to	December 31, 2023
CAMB 2021-CX2	January 01, 2023	to	December 31, 2023
Carbon 2019-FL2	January 01, 2023	to	December 31, 2023
CCUBS 2017-C1	January 01, 2023	to	December 31, 2023
CD 2016-CD1	January 01, 2023	to	December 31, 2023
CD 2016-CD2	January 01, 2023	to	December 31, 2023
CD 2017-CD3	January 01, 2023	to	December 31, 2023
CD 2017-CD4	January 01, 2023	to	December 31, 2023
CD 2017-CD5	January 01, 2023	to	December 31, 2023
CD 2017-CD6	January 01, 2023	to	December 31, 2023
CD 2018-CD7	January 01, 2023	to	December 31, 2023
CD 2019-CD8	January 01, 2023	to	December 31, 2023
CENT 2023-CITY	August 29, 2023	to	December 31, 2023
CF 2019-BOSS	January 01, 2023	to	December 31, 2023
CF 2019-CF1	January 01, 2023	to	December 31, 2023
CF 2019-CF2	January 01, 2023	to	December 31, 2023
CF 2019-CF3	January 01, 2023	to	December 31, 2023

Exhibit A - page 3 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
CF 2020-P1	January 01, 2023	to	December 31, 2023
CFCRE 2016-C3	January 01, 2023	to	December 31, 2023
CFCRE 2016-C4	January 01, 2023	to	December 31, 2023
CFCRE 2016-C6	January 01, 2023	to	December 31, 2023
CFCRE 2016-C7	January 01, 2023	to	December 31, 2023
CFCRE 2017-C8	January 01, 2023	to	December 31, 2023
CFCRE 2018-TAN	January 01, 2023	to	February 17, 2023
CGCMT 2014-GC21	January 01, 2023	to	December 31, 2023
CGCMT 2014-GC25	January 01, 2023	to	December 31, 2023
CGCMT 2015-GC27	January 01, 2023	to	December 31, 2023
CGCMT 2015-GC35	January 01, 2023	to	December 31, 2023
CGCMT 2015-P1	January 01, 2023	to	December 31, 2023
CGCMT 2016-C1	January 01, 2023	to	December 31, 2023
CGCMT 2016-GC37	January 01, 2023	to	December 31, 2023
CGCMT 2016-P3	January 01, 2023	to	December 31, 2023
CGCMT 2016-P4	January 01, 2023	to	December 31, 2023
CGCMT 2016-P5	January 01, 2023	to	December 31, 2023
CGCMT 2016-P6	January 01, 2023	to	December 31, 2023
CGCMT 2017-C4	January 01, 2023	to	December 31, 2023
CGCMT 2017-P7	January 01, 2023	to	December 31, 2023
CGCMT 2018-B2	January 01, 2023	to	December 31, 2023
CGCMT 2018-C6	January 01, 2023	to	December 31, 2023
CGCMT 2019-GC41	January 01, 2023	to	December 31, 2023
CGCMT 2019-GC43	January 01, 2023	to	December 31, 2023
CGCMT 2019-SMRT	January 01, 2023	to	December 31, 2023
CGCMT 2020-GC46	January 01, 2023	to	December 31, 2023
CGCMT 2022-GC48	January 01, 2023	to	December 31, 2023
CGCMT 2023-SMRT	May 24, 2023	to	December 31, 2023
CHC 2019-CHC	January 01, 2023	to	August 09, 2023
COAST 2023-2HTL	July 25, 2023	to	December 31, 2023
COMM 2012-CCRE2	January 01, 2023	to	December 31, 2023
COMM 2012-CCRE4	January 01, 2023	to	December 31, 2023
COMM 2012-CCRE5	January 01, 2023	to	December 31, 2023
COMM 2012-LC4	January 01, 2023	to	December 31, 2023
COMM 2013-CCRE10	January 01, 2023	to	December 31, 2023
COMM 2013-CCRE11	January 01, 2023	to	December 31, 2023
COMM 2013-CCRE12	January 01, 2023	to	December 31, 2023
COMM 2013-CCRE6	January 01, 2023	to	December 31, 2023
COMM 2013-CCRE7	January 01, 2023	to	December 31, 2023
COMM 2013-CCRE8	January 01, 2023	to	December 31, 2023
COMM 2013-CCRE9	January 01, 2023	to	December 31, 2023
COMM 2013-LC13	January 01, 2023	to	December 31, 2023
COMM 2013-LC6	January 01, 2023	to	December 31, 2023
COMM 2014-CCRE14	January 01, 2023	to	December 31, 2023
COMM 2014-CCRE15	January 01, 2023	to	December 31, 2023
COMM 2014-CCRE16	January 01, 2023	to	December 31, 2023
COMM 2014-CCRE17	January 01, 2023	to	December 31, 2023
COMM 2014-CCRE18	January 01, 2023	to	December 31, 2023

Exhibit A - page 4 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
COMM 2014-CCRE19	January 01, 2023	to	December 31, 2023
COMM 2014-CCRE20	January 01, 2023	to	December 31, 2023
COMM 2014-CCRE21	January 01, 2023	to	December 31, 2023
COMM 2014-LC15	January 01, 2023	to	December 31, 2023
COMM 2014-LC17	January 01, 2023	to	December 31, 2023
COMM 2014-UBS2	January 01, 2023	to	December 31, 2023
COMM 2014-UBS3	January 01, 2023	to	December 31, 2023
COMM 2014-UBS4	January 01, 2023	to	December 31, 2023
COMM 2014-UBS5	January 01, 2023	to	December 31, 2023
COMM 2015-CCRE22	January 01, 2023	to	December 31, 2023
COMM 2015-CCRE24	January 01, 2023	to	December 31, 2023
COMM 2015-CCRE26	January 01, 2023	to	December 31, 2023
COMM 2015-CCRE27	January 01, 2023	to	December 31, 2023
COMM 2015-DC1	January 01, 2023	to	December 31, 2023
COMM 2015-LC19	January 01, 2023	to	December 31, 2023
COMM 2015-LC21	January 01, 2023	to	December 31, 2023
COMM 2015-LC23	January 01, 2023	to	December 31, 2023
COMM 2015-PC1	January 01, 2023	to	December 31, 2023
COMM 2016-667M	January 01, 2023	to	December 31, 2023
COMM 2016-CCRE28	January 01, 2023	to	December 31, 2023
COMM 2016-COR1	January 01, 2023	to	December 31, 2023
COMM 2016-DC2	January 01, 2023	to	December 31, 2023
COMM 2017-COR2	January 01, 2023	to	December 31, 2023
COMM 2018-COR3	January 01, 2023	to	December 31, 2023
COMM 2018-HOME	January 01, 2023	to	December 31, 2023
COMM 2019-GC44	January 01, 2023	to	December 31, 2023
COMM 2020-CX	January 01, 2023	to	December 31, 2023
COMM 2021-2400	January 01, 2023	to	December 31, 2023
COMM 2022-HC	January 01, 2023	to	December 31, 2023
CSAIL 2015-C1	January 01, 2023	to	December 31, 2023
CSAIL 2015-C2	January 01, 2023	to	December 31, 2023
CSAIL 2016-C6	January 01, 2023	to	December 31, 2023
CSAIL 2016-C7	January 01, 2023	to	December 31, 2023
CSAIL 2017-C8	January 01, 2023	to	December 31, 2023
CSAIL 2017-CX10	January 01, 2023	to	December 31, 2023
CSAIL 2018-CX11	January 01, 2023	to	December 31, 2023
CSAIL 2018-CX12	January 01, 2023	to	December 31, 2023
CSAIL 2019-C15	January 01, 2023	to	December 31, 2023
CSAIL 2019-C17	January 01, 2023	to	December 31, 2023
CSAIL 2020-C19	January 01, 2023	to	December 31, 2023
CSAIL 2021-C20	January 01, 2023	to	December 31, 2023
CSMC 2016-NXSR	January 01, 2023	to	December 31, 2023
CSMC 2017-CALI	January 01, 2023	to	December 31, 2023
CSMC 2017-CHOP	January 01, 2023	to	December 31, 2023
CSMC 2017-PFHP	January 01, 2023	to	December 31, 2023
CSMC 2018-SITE	January 01, 2023	to	December 31, 2023
CSMC 2019-ICE4	January 01, 2023	to	December 31, 2023
CSMC 2019-UVIL	January 01, 2023	to	December 31, 2023

Exhibit A - page 5 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
CSMC 2020-FACT	January 01, 2023	to	December 31, 2023
CSMC 2020-TMIC	January 01, 2023	to	December 31, 2023
CSMC 2021-980M	January 01, 2023	to	December 31, 2023
CSMC 2021-B33	January 01, 2023	to	December 31, 2023
CSMC 2021-BHAR	January 01, 2023	to	December 31, 2023
CSMC 2022-NWPT	January 01, 2023	to	December 31, 2023
DAFC 2017-AMO	January 01, 2023	to	December 31, 2023
DATA 2023-CNTR	July 20, 2023	to	December 31, 2023
DBGS 2018-5BP	January 01, 2023	to	December 31, 2023
DBGS 2018-BIOD	January 01, 2023	to	December 31, 2023
DBGS 2018-C1	January 01, 2023	to	December 31, 2023
DBJPM 2016-C1	January 01, 2023	to	December 31, 2023
DBJPM 2016-C3	January 01, 2023	to	December 31, 2023
DBJPM 2020-C9	January 01, 2023	to	December 31, 2023
DBUBS 2017-BRBK	January 01, 2023	to	December 31, 2023
DBWF 2018-GLKS	January 01, 2023	to	October 19, 2023
DC 2023-DC	August 30, 2023	to	December 31, 2023
DOLP 2021-NYC	January 01, 2023	to	December 31, 2023
ELP 2021-ELP	January 01, 2023	to	December 31, 2023
EQUS 2021-EQAZ	January 01, 2023	to	December 31, 2023
ESA 2021-ESH	January 01, 2023	to	December 31, 2023
FIVE 2023-V1	February 28, 2023	to	December 31, 2023
FMBT 2019-FBLU	January 01, 2023	to	December 31, 2023
FREMF SCR 2016-MDN1	January 01, 2023	to	December 31, 2023
FREMF SCR 2016-MDN2	January 01, 2023	to	December 31, 2023
FREMF SCR 2017-MDN3	January 01, 2023	to	December 31, 2023
GCT 2021-GCT	January 01, 2023	to	December 31, 2023
GPMT 2021-FL3	January 01, 2023	to	December 31, 2023
GRACE 2020-GRCE	January 01, 2023	to	December 31, 2023
GSMS 2013-GCJ12	January 01, 2023	to	December 31, 2023
GSMS 2013-GCJ16	January 01, 2023	to	December 31, 2023
GSMS 2014-GC18	January 01, 2023	to	December 31, 2023
GSMS 2015-GC32	January 01, 2023	to	December 31, 2023
GSMS 2016-GS4	January 01, 2023	to	December 31, 2023
GSMS 2017-GS7	January 01, 2023	to	December 31, 2023
GSMS 2018-3PCK	January 01, 2023	to	December 31, 2023
GSMS 2018-GS10	January 01, 2023	to	December 31, 2023
GSMS 2019-GC39	January 01, 2023	to	December 31, 2023
GSMS 2019-GC42	January 01, 2023	to	December 31, 2023
GSMS 2019-GSA1	January 01, 2023	to	December 31, 2023
GSMS 2020-GC47	January 01, 2023	to	December 31, 2023
GSMS 2021-DM	January 01, 2023	to	December 31, 2023
GSMS 2021-IP	January 01, 2023	to	December 31, 2023
GSMS 2022-AGSS	January 01, 2023	to	December 31, 2023
GSMS 2023-SHIP	August 23, 2023	to	December 31, 2023
GWT 2019-WOLF	January 01, 2023	to	December 31, 2023
HIG 2023-FL1	November 02, 2023	to	December 31, 2023
HIT 2022-HI32	January 01, 2023	to	December 31, 2023

Exhibit A - page 6 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
HONO 2021-LULU	January 01, 2023	to	December 31, 2023
ILPT 2019-SURF	January 01, 2023	to	December 31, 2023
ILPT 2022-LPF2	January 01, 2023	to	December 31, 2023
ILPT 2022-LPFX	January 01, 2023	to	December 31, 2023
JPMCC 2013-C10	January 01, 2023	to	December 31, 2023
JPMCC 2018-AON	January 01, 2023	to	December 31, 2023
JPMCC 2018-ASH8	January 01, 2023	to	December 31, 2023
JPMCC 2018-BCON	January 01, 2023	to	April 06, 2023
JPMCC 2018-MINN	January 01, 2023	to	December 31, 2023
JPMCC 2018-PHH	January 01, 2023	to	December 31, 2023
JPMCC 2018-PTC	January 01, 2023	to	December 31, 2023
JPMCC 2018-WPT	January 01, 2023	to	December 31, 2023
JPMCC 2019-ICON	January 01, 2023	to	December 31, 2023
JPMCC 2019-OSB	January 01, 2023	to	December 31, 2023
JPMCC 2020-609M	January 01, 2023	to	December 31, 2023
JPMCC 2020-LOOP	January 01, 2023	to	December 31, 2023
JPMCC 2021-1MEM	January 01, 2023	to	December 31, 2023
JPMCC 2021-2NU	January 01, 2023	to	December 31, 2023
JPMCC 2021-410T	January 01, 2023	to	December 31, 2023
JPMCC 2022-NLP	January 01, 2023	to	December 31, 2023
JPMDB 2017-C5	January 01, 2023	to	December 31, 2023
KIND 2021-KDIP	January 01, 2023	to	December 31, 2023
KNDR 2021-KIND	January 01, 2023	to	December 31, 2023
LAQ 2022-LAQ	January 01, 2023	to	March 15, 2023
LAQ 2023-LAQ	March 22, 2023	to	December 31, 2023
LCCM 2017-LC26	January 01, 2023	to	December 31, 2023
LIFE 2021-BMR	January 01, 2023	to	December 31, 2023
LIFE 2022-BMR2	January 01, 2023	to	December 31, 2023
LUX 2023-LION	August 17, 2023	to	December 31, 2023
LUXE 2021-MLBH	January 01, 2023	to	December 31, 2023
MARG 2019-MARG	January 01, 2023	to	September 15, 2023
MHC 2021-MHC	January 01, 2023	to	December 31, 2023
MHC 2021-MHC2	January 01, 2023	to	December 31, 2023
MHP 2021-STOR	January 01, 2023	to	December 31, 2023
MHP 2022-MHIL	January 01, 2023	to	December 31, 2023
MIRA 2023-MILE	June 21, 2023	to	December 31, 2023
MRCD 2019-PARK	January 01, 2023	to	December 31, 2023
MSBAM 2012-C5	January 01, 2023	to	December 31, 2023
MSBAM 2013-C10	January 01, 2023	to	December 31, 2023
MSBAM 2013-C13	January 01, 2023	to	December 31, 2023
MSBAM 2014-C14	January 01, 2023	to	December 31, 2023
MSBAM 2014-C18	January 01, 2023	to	December 31, 2023
MSBAM 2014-C19	January 01, 2023	to	December 31, 2023
MSBAM 2015-C20	January 01, 2023	to	December 31, 2023
MSBAM 2015-C22	January 01, 2023	to	December 31, 2023
MSBAM 2015-C24	January 01, 2023	to	December 31, 2023
MSBAM 2015-C26	January 01, 2023	to	December 31, 2023
MSBAM 2016-C28	January 01, 2023	to	December 31, 2023

Exhibit A - page 7 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
MSBAM 2016-C29	January 01, 2023	to	December 31, 2023
MSBAM 2016-C30	January 01, 2023	to	December 31, 2023
MSBAM 2016-C31	January 01, 2023	to	December 31, 2023
MSBAM 2016-C32	January 01, 2023	to	December 31, 2023
MSBAM 2017-C33	January 01, 2023	to	December 31, 2023
MSBAM 2017-C34	January 01, 2023	to	December 31, 2023
MSC 2015-MS1	January 01, 2023	to	December 31, 2023
MSC 2015-UBS8	January 01, 2023	to	December 31, 2023
MSC 2016-BNK2	January 01, 2023	to	December 31, 2023
MSC 2016-UBS12	January 01, 2023	to	December 31, 2023
MSC 2017-ASHF	January 01, 2023	to	December 31, 2023
MSC 2017-CLS	January 01, 2023	to	December 31, 2023
MSC 2017-HR2	January 01, 2023	to	December 31, 2023
MSC 2018-H3	January 01, 2023	to	December 31, 2023
MSC 2018-H4	January 01, 2023	to	December 31, 2023
MSC 2018-SUN	January 01, 2023	to	December 31, 2023
MSC 2019-H6	January 01, 2023	to	December 31, 2023
MSC 2019-L3	January 01, 2023	to	December 31, 2023
MSC 2019-PLND	January 01, 2023	to	December 31, 2023
MSC 2020-HR8	January 01, 2023	to	December 31, 2023
MSC 2021-ILP	January 01, 2023	to	December 31, 2023
MSC 2021-L6	January 01, 2023	to	December 31, 2023
MSC 2022-L8	January 01, 2023	to	December 31, 2023
MSCI 2016-UBS11	January 01, 2023	to	December 31, 2023
MSCI 2016-UBS9	January 01, 2023	to	December 31, 2023
MSSG 2017-237P	January 01, 2023	to	December 31, 2023
MTK 2021-GRNY	January 01, 2023	to	December 31, 2023
MTN 2022-LPFL	January 01, 2023	to	December 31, 2023
NCMF 2022-MFP	January 01, 2023	to	December 31, 2023
NCMS 2019-AMZ7B	January 01, 2023	to	December 31, 2023
NCMS 2019-TRUE	January 01, 2023	to	December 31, 2023
NYO 2021-1290	January 01, 2023	to	December 31, 2023
OBPT 2019-OBP	January 01, 2023	to	December 31, 2023
OMPT 2017-1MKT	January 01, 2023	to	December 31, 2023
OMW 2020-1MW	January 01, 2023	to	December 31, 2023
ONE 2021-PARK	January 01, 2023	to	December 31, 2023
ONYP 2020-1NYP	January 01, 2023	to	December 31, 2023
OPG 2021-PORT	January 01, 2023	to	December 31, 2023
ORL 2023-GLKS	October 26, 2023	to	December 31, 2023
PFP 2019-6	January 01, 2023	to	June 16, 2023
PFP 2021-7	January 01, 2023	to	December 31, 2023
PFP 2023-10	July 31, 2023	to	December 31, 2023
PGA 2023-RSRT	April 21, 2023	to	December 31, 2023
PRK 2017-280P	January 01, 2023	to	December 31, 2023
RCMF 2019-FL3	January 01, 2023	to	July 25, 2023
RCMF 2020-FL4	January 01, 2023	to	June 26, 2023
RCMF 2021-FL5	January 01, 2023	to	December 31, 2023
RCMF 2021-FL6	January 01, 2023	to	December 31, 2023

Exhibit A - page 8 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
RCMF 2021-FL7	January 01, 2023	to	December 31, 2023
RCMF 2022-FL10	January 01, 2023	to	December 31, 2023
RCMF 2022-FL8	January 01, 2023	to	December 31, 2023
RCMF 2022-FL9	January 01, 2023	to	December 31, 2023
RCMF 2023-FL11	February 07, 2023	to	December 31, 2023
RCMF 2023-FL12	June 22, 2023	to	December 31, 2023
RIAL 2022-FL1	January 01, 2023	to	December 31, 2023
RLGH 2021-TROT	January 01, 2023	to	December 31, 2023
SBALR 2020-RR1	January 01, 2023	to	December 31, 2023
SCOTT 2023-SFS	March 17, 2023	to	December 31, 2023
SFO 2021-555	January 01, 2023	to	December 31, 2023
SGCMS 2016-C5	January 01, 2023	to	December 31, 2023
SGCP 2021-FL3	January 01, 2023	to	December 31, 2023
SGCP 2022-FL4	January 01, 2023	to	December 31, 2023
SGCP 2023-FL5	June 15, 2023	to	December 31, 2023
SLIDE 2018-FUN	January 01, 2023	to	March 15, 2023
SMR 2022-IND	January 01, 2023	to	December 31, 2023
SMRT 2022-MINI	January 01, 2023	to	December 31, 2023
SPGN 2022-TFLM	January 01, 2023	to	December 31, 2023
SREIT 2021-FLWR	January 01, 2023	to	December 31, 2023
SREIT 2021-MFP	January 01, 2023	to	December 31, 2023
SREIT 2021-MFP2	January 01, 2023	to	December 31, 2023
STWD 2021-HTS	January 01, 2023	to	December 31, 2023
TCO 2022-DPM	January 01, 2023	to	December 31, 2023
THPT 2023-THL	November 30, 2023	to	December 31, 2023
TPGI 2021-DGWD	January 01, 2023	to	December 31, 2023
UBS 2017-C2	January 01, 2023	to	December 31, 2023
UBS 2017-C3	January 01, 2023	to	December 31, 2023
UBS 2017-C5	January 01, 2023	to	December 31, 2023
UBS 2018-C10	January 01, 2023	to	December 31, 2023
UBS 2018-C12	January 01, 2023	to	December 31, 2023
UBS 2018-C14	January 01, 2023	to	December 31, 2023
UBS 2018-C8	January 01, 2023	to	December 31, 2023
UBS 2019-C16	January 01, 2023	to	December 31, 2023
UBS 2019-C18	January 01, 2023	to	December 31, 2023
UBSBB 2012-C3	January 01, 2023	to	December 31, 2023
UBSBB 2013-C6	January 01, 2023	to	December 31, 2023
VASA 2021-VASA	January 01, 2023	to	December 31, 2023
VLS 2020-LAB	January 01, 2023	to	December 31, 2023
WBHT 2019-WBM	January 01, 2023	to	December 31, 2023
WFCM 2013-LC12	January 01, 2023	to	December 31, 2023
WFCM 2014-LC18	January 01, 2023	to	December 31, 2023
WFCM 2015-LC22	January 01, 2023	to	December 31, 2023
WFCM 2016-BNK1	January 01, 2023	to	December 31, 2023
WFCM 2016-C33	January 01, 2023	to	December 31, 2023
WFCM 2016-C36	January 01, 2023	to	December 31, 2023
WFCM 2016-NXS5	January 01, 2023	to	December 31, 2023
WFCM 2017-C38	January 01, 2023	to	December 31, 2023

Exhibit A - page 9 of 10

Exhibit A
Asserting Party's 2023 Servicing Platform
Applicable Certification Period
Securitization Transaction	Start Date		End Date
WFCM 2017-C42	January 01, 2023	to	December 31, 2023
WFCM 2018-C43	January 01, 2023	to	December 31, 2023
WFCM 2018-C45	January 01, 2023	to	December 31, 2023
WFCM 2018-C47	January 01, 2023	to	December 31, 2023
WFCM 2019-C50	January 01, 2023	to	December 31, 2023
WFCM 2019-C53	January 01, 2023	to	December 31, 2023
WFCM 2019-C54	January 01, 2023	to	December 31, 2023
WFCM 2020-C55	January 01, 2023	to	December 31, 2023
WFCM 2022-C62	January 01, 2023	to	December 31, 2023
WFCM 2022-JS2	January 01, 2023	to	December 31, 2023
WFCM 2022-ONL	January 01, 2023	to	December 31, 2023
WFRBS 2013-UBS1	January 01, 2023	to	December 31, 2023
WPT 2017-WWP	January 01, 2023	to	December 31, 2023
WSTN 2023-MAUI	July 27, 2023	to	December 31, 2023

Exhibit A - page 10 of 10